UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) July 23, 2010
                                                      -------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                           35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


      210 East Kirkwood Avenue
          Bloomington, IN                                    47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On July 22, 2010, the Board of Directors of Monroe Bancorp (the "Company") adopted a resolution requiring the Company to obtain the written approval of the Federal Reserve Bank of Chicago (the "Federal Reserve") at least thirty days prior to (i) the declaration or payment of corporate dividends; (ii) any increase in debt or issuance of trust preferred obligations; or (iii) the redemption of any Company stock. The resolution was adopted at the direction of the Federal Reserve and will remain in effect until the Federal Reserve authorizes its rescission.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 23, 2010

                                       MONROE BANCORP



                                       /s/ Gordon M. Dyott
                                       ---------------------------------------
                                       Gordon M. Dyott
                                       Executive Vice President,
                                       Chief Financial Officer